TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

Supplement dated November 10, 2005
to the Statement of Additional Information dated December 29, 2004, as supplemented through the date hereof
(the “Statement of Additional Information”)

The following information updates the information in the Prospectus and Statement of Additional Information (SAI) regarding management, services and distribution arrangements.

TD Asset Management USA Inc. (“TDAM”), the investment manager of each of the Portfolios listed above, has entered into a services agreement with its affiliate, TD Waterhouse Investor Services, Inc. (“TD Waterhouse”), pursuant to which TD Waterhouse has agreed to perform certain support services (including the provision of marketing support, infrastructure and facilities) for TDAM, and provide legal and regulatory services to TDAM, as well as human resources and benefits administration. For these services, TDAM has agreed to pay TD Waterhouse compensation based on the net compensation received by TDAM from the Portfolios. Additional information about the Portfolio’s service providers is set forth in the SAI.

Shareholders should retain this Supplement for future reference.